UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
ENIVEL, INC.
	Case Number:	8:10-bk-12735-RK
	Operating Report Number:	8
Debtor(s).	For the Month Ending:	10/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			4,361,397.32

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS			4,323,627.91

3. BEGINNING BALANCE:			37,769.41

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		702,992.83
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Trfs from Other DIP Accts	53,888.79
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			756,881.62

5. BALANCE:			794,651.03

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		350,645.00
Disbursements (from page 2)		410,514.25

TOTAL DISBURSEMENTS THIS PERIOD:			761,159.25

7. ENDING BALANCE:			33,491.78

8. General Account Number(s):		BOH: 0007-050151, 0028-039131
		FHB: 46-019156

Depository Name & Location:		Bank of Hawaii, 1617 Dillingham Blvd
		Honolulu, HI 96817
		First Hawaiian Bank, 120 Sand Island Access Rd
		Honolulu, HI 96819

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transferred	Amount Disbursed	Total Disbursements
October 2010		See Exhibit I for details	October disbursements		410,514.25	410,514.25
October 2010		See Exhibit I for details	October transfers	350,645.00		350,645.00
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	TOTAL DISBURSEMENTS THIS PERIOD:			350,645.00	410,514.25	$761,159.25

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$40,048.22

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from BOH Acc #007-050151 are set
forth on Exhibit II and total $4,690.89		4,690.89	See Exhibit II
Deposits from FHB Acc #46-019156 are set
forth on Exhibit III and total $41,554.35		41,554.35	See Exhibit III

TOTAL DEPOSITS IN TRANSIT			46,245.24

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from BOH Acc #007-050151 are set
forth on Exhibit IV and total $35,479.18		35,479.18	See Exhibit IV
Checks from FHB Acc #46-019156 are set
forth on Exhibit V and total $17,322.50		17,322.50	See Exhibit V

TOTAL OUTSTANDING CHECKS:			52,801.68

Bank statement Adjustments:
Explanation of Adjustments-
Unreconciled difference.

ADJUSTED BANK BALANCE:			33,491.78

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,305,596.79

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
ACCOUNT REPORTS	1,305,613.66

3. BEGINNING BALANCE:	(16.87)

4. RECEIPTS DURING CURRENT PERIOD:	22,854.79
(Transferred from General Account)	142,345.00

5. BALANCE:	165,182.92

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	165,598.27

7. ENDING BALANCE: (FN1)	(415.35)

8. PAYROLL Account Number(s):	01-198254

Depository Name & Location:	First Hawaiian Bank
120 Sand Island Access Rd
Honolulu, HI 96819

(FN1) Funds were transferred into the account by the debtor early in November and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
October 2010		See Exhibit VI for details	October Payroll	165,598.27

TOTAL DISBURSEMENTS THIS PERIOD:				165,598.27

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$22,830.21

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from FHB Acc #01-198254 are set
forth on Exhibit VII and total $23,245.56		23,245.56	See Exibit VII

TOTAL OUTSTANDING CHECKS:			23,245.56

Bank statement Adjustments:			0.00
Explanation of Adjustments-
Reclass negative book balance to AP.

ADJUSTED BANK BALANCE:			(415.35)

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7. ENDING BALANCE:		0.00

8. TAX Account Number(s):	NONE

Depository Name & Location:

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
N/A

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	N/A	Balance on Statement:	0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

	General Account:	33,491.78
	Payroll Account:	(415.35)
	Tax Account:	0.00
Other Accounts:	NONE	0.00
		0.00
		0.00
Other Monies:	NONE	0.00
	Petty Cash (from below):	6,185.00

TOTAL CASH AVAILABLE:			39,261.43

Petty Cash Transactions (Includes cash maintained in registers at stores, office petty cash and petty cash for gas for delivery vehicles):

Date	Purpose	Amount
3/31/2010	Beginning balance	6,787.67
5/31/2010	Three months of petty cash disbursements at main office	(590.00)
	and 15 stores on supplies, fuel, minor repairs and small cash
	transactions. In the past, petty cash was reconciled every 3
	to 4 months but is now done monthly. The Debtor generally
	replenishes the balances at the end of each month.
	Most petty cash expenses are included in the profit and loss
	statement of the Debtor. The balance on May 31, 2010 was $6,197.67.
9/30/2010	Prior to 9/30/10, the Debtor reconciled petty cash sporadically.	(12.67)
	When petty cash was reconciled at the end of September, it was
	off by $12.67. The balance on September 30, 2010 was $6,185.
	All disbursements are reflected on the Debtor's profit and loss
	statement when amounts are replenished.
10/31/2010	$4,025 in cash registers at 15 stores, $600 in petty cash at
	office, and $1,560 in petty cash for gas for delivery vehicles.
	The total balance as of 10/31/2010 was $6,185.00.

TOTAL PETTY CASH TRANSACTIONS:			6,185.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
De Lage Landen-Equip Lease	Monthly	277.00	0	0.00
De Lage Landen-Equip Lease	Monthly	277.00	0	0.00
Axis-Equipment Lease	Monthly	642.00	0	0.00
Direct Capital- Equip Lease	Monthly	1,275.00	0	0.00
First Hawaiian Bank-Secured Note	Monthly	6,655.05	8	53,240.40
Rhoton Family Trust dated 5/8/00	N/A. Debt matured pre-petition	N/A	N/A
Kaimana Ventures Ltd. - Landlord	Monthly	1,751.83	0	0.00
Bishop Square Associates - Landlord	Monthly	1,238.00	0	0.00
Duesenberg Investment Co. - Landlord	Monthly	1,157.00	0	0.00
Pacific Guardian Center - Landlord	Monthly	390.19	0	0.00
Tanaka Properties, LLC - Landlord - HI Plant (FN2)	Monthly	30,286.17	0	0.00
**See attached schedule for remaining leases			TOTAL DUE:	73,328.40
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2)  This lease has been assumed, and the unpaid post-petition rent was paid pursuant to the order approving the assumption.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		585,898.21
		Total Wages Paid:		246,728.09

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	0.00	0.00
(FN3)	State Withholding	0.00	0.00
(FN3)	FICA- Employer's Share	0.00	0.00
(FN3)	FICA- Employee's Share	0.00	0.00
(FN3)	Federal Unemployment	0.00	0.00
	Sales and Use	6,241.34	0.00
	Real Property	0.00	0.00
Other:	State Unemployment (FN3)	0.00	0.00
	TOTAL:	6,241.34	0.00

(FN3) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS
(CONTINUED)

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Trustees of the Estate of Bernice Pauahi Bishop	Monthly	2,381.60	0	0.00
Manoa Marketplace, LLC	Monthly	2,554.00	0	0.00
Kahala Center Company	Monthly	3,622.00	0	0.00
WCSC, LLC	Monthly	1,806.00	0	0.00
TIAA Realty, Inc.	Monthly	2,282.00	0	0.00
Fort Street Investment Corp.	Monthly	4,080.00	0	0.00
Kahala Center Company	Monthly	8,133.34	0	0.00
Twenty First Technologies Corp.	Monthly	3,178.00	0	0.00
Victoria Ward, Limited	Monthly	6,264.00	0	0.00
Manana CDIT, LLC	Monthly	6,319.00	0	0.00
Vision Windward 1, LLC-Rejected Lease (FN1)	Monthly	4,537.00	3	13,611.00
Waimalu Plaza Co.-Rejected Lease (FN1)	Monthly	2,159.00	3	6,477.00

(FN1) - These two leases were rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010

Page 11a of 16

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	52,180.82	0.00	366,471.38
		31 - 60 days	786.53	0.00	40,139.39
		61 - 90 days	28,303.71	0.00	25,907.17
		91 - 120 days	27,815.30	0.00	16,888.95
		Over 120 days	14,762.18	0.00	34,660.60
		TOTAL:	123,848.54	0.00	484,067.49

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Workers Compensation		Argo	1,000,000	5/31/2011	10/30/2010
	Umbrella	Evanston	4,000,000	10/30/2010	10/30/2010
	Property	Argo	3,592,500	5/31/2011	10/30/2010
	Liability	Argo	1,000,000	10/30/2010	10/30/2010
Others:	Health (FN2)	HMAA	Varies		10/31/2010
	Auto	Island Insurance	1,000,000	9/30/2011	10/31/2010

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	538,591.86	4,875.00	5/11/10	4,875.00	0.00
6/30/2010	2,344,189.30	9,750.00	7/30/10	9,750.00	0.00
9/30/2010	2,746,460.41	9,750.00	10/28/10	6,500.00	3,250.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		24,375.00		21,125.00	3,250.00

(FN1) - The Debtor obtained new insurance from Essex Insurance Company effective as of October 31, 2010, which will be reflected on November's monthly operating report.

(FN2) - The health insurance is paid current at the beginning of each month.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Michael Drace	July 2010	15,650.00	15,650.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	585,898.21	4,688,928.42
Less: Returns/Discounts	104,725.80	777,844.47
Net Sales/Revenue	481,172.41	3,911,083.95

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	30,325.46	198,746.06
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	30,325.46	198,746.06

Gross Profit	450,846.95	3,712,337.89

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	15,650.00	74,000.00
Payroll - Other Employees	231,078.09	1,913,140.28
Payroll Taxes	22,384.88	204,441.67
Other Taxes (Itemize)	0.00	1,402.12
Depreciation and Amortization	16,667.89	142,987.21
Rent Expense - Real Property	79,010.91	605,202.69
Lease Expense - Personal Property	293.99	30,282.28
Insurance	5,928.07	54,267.42
Real Property Taxes	0.00	0.00
Telephone and Utilities	47,827.23	268,429.26
Repairs and Maintenance	4,380.56	25,763.81
Travel and Entertainment (Itemize)	142.90	1,661.15
Miscellaneous Operating Expenses (Itemize)	42,509.27	404,517.92
Total Operating Expenses	465,873.79	3,726,095.81

Net Gain/(Loss) from Operations	(15,026.84)	(13,757.92)

Non-Operating Income:
Interest Income	71.38	1,157.87
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	4,151.13	14,151.17
Total Non-Operating income	4,222.51	15,309.04

Non-Operating Expenses:
Interest Expense	3,413.04	29,641.95
Legal and Professional (Itemize)	6,500.00	23,785.74
Other (Itemize)	16,550.00	181,097.46
Total Non-Operating Expenses	26,463.04	234,525.15

NET INCOME/(LOSS)	(37,267.37)	(232,974.03)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	39,261.43
Restricted Cash	0.00
Accounts Receivable	484,067.49
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	96,775.47
Other (Itemize)	109,646.56
Total Current Assets		729,750.95

Property, Plant, and Equipment	5,465,283.05
Accumulated Depreciation/Depletion	(4,009,660.22)
Net Property, Plant, and Equipment		1,455,622.83

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,527,909.02
Total Other Assets		4,527,909.02

TOTAL ASSETS		6,713,282.80

LIABILITIES
Post-petition Liabilities:
Accounts Payable	123,848.54
Taxes Payable	6,241.34
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	87,919.20
Total Post-petition Liabilities		218,009.08

Pre-petition Liabilities:
Secured Liabilities	477,253.61
Priority Liabilities	275,341.65
Unsecured Liabilities	791,906.65
Other (Itemize)	583,817.82
Total Pre-petition Liabilities		2,128,319.73

TOTAL LIABILITIES		2,346,328.81

EQUITY:
Pre-petition Owners’ Equity	4,599,928.02
Post-petition Profit/(Loss)	(232,974.03)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,366,953.99

TOTAL LIABILITIES & EQUITY		6,713,282.80

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

11/22/10	/s/ Robert Lee
Date	Principal for debtor-in-possession